                                                                   Exhibit 99.2

                        HIGHLAND SEARCH GROUP, L.L.C.
                        (a limited liability company)

                              BALANCE SHEETS

                              (in thousands)
                                (unaudited)



                                                                            As Of
                                                                        September 30,
                                                                      -----------------
                                                                        1999      1998
                                                                      -------   -------
                                  ASSETS
Current assets:
  Cash and cash equivalents .....................................     $ 8,222   $ 3,353
  Accounts receivable, net ......................................       2,768     2,794
  Prepaid and other .............................................         505       429
                                                                      -------   -------
    Total current assets ........................................      11,495     6,576
Property and equipment, net .....................................         641     1,025
Other assets ....................................................         326       292
                                                                      -------   -------
                                                                      $12,462   $ 7,893
                                                                      -------   -------
                                                                      -------   -------

                       LIABILITIES AND MEMBERS EQUITY
Current liabilities:
  Accounts payable ..............................................     $    18   $    76
  Accrued expenses and other current liabilities ................      10,410     3,077
  Deferred income taxes .........................................         133       128
  Current portion of notes payable ..............................          93        74
                                                                      -------   -------
     Total current liabilities ..................................      10,654     3,355
Notes payable, less current portion..............................         298       410
Deferred rent....................................................         176       156
                                                                      -------   -------
     Total liabilities...........................................      11,128     3,921
Members' equity .................................................       1,334     3,972
                                                                      -------   -------
                                                                      $12,462   $ 7,893
                                                                      -------   -------
                                                                      -------   -------


                         HIGHLAND SEARCH GROUP, L.L.C.
                         (a limited liability company)

                           STATEMENTS OF OPERATIONS

                                (in thousands)
                                  (unaudited)


                                                                  Nine Months
                                                                     Ended
                                                                 September 30,
                                                                ----------------
                                                                1999        1998
                                                                ----        ----
Revenue....................................................   $19,758     $14,517
                                                              -------     -------
Operating expenses:
  Compensation and other benefits..........................     8,658       5,719
  Selling, general and administrative......................     8,249       1,926
                                                              -------     -------
    Income from operations.................................     2,851       6,872
  Interest income and other, net...........................        38          72
                                                              -------     -------
    Income before provision for income taxes...............     2,889       6,944
  Provision for income taxes...............................       264         240
                                                              -------     -------
  Net income...............................................   $ 2,625     $ 6,704
                                                              =======     =======

                          HIGHLAND SEARCH GROUP, L.L.C.
                          (a limited liability company)

                            STATEMENTS OF CASH FLOWS

                                 (in thousands)
                                  (unaudited)

                                                                                                            Nine Months Ended
                                                                                                              September 30,
                                                                                                            -----------------
                                                                                                           1999           1998
                                                                                                           ----           ----
Cash flows from operating activities:
Net income..............................................................................................  $ 2,625       $ 6,704
                                                                                                          -------       -------
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization of property and equipment.................................................      254           171
Provisions for doubtful accounts........................................................................      700            --
Changes in assets and liabilities:
(Increase) decrease in accounts receivable, net.........................................................     (547)          955
Increase in accounts payable and accrued liabilities....................................................    9,866         2,284
(Increase) in work-in process, prepaid and other........................................................     (391)         (371)
                                                                                                          -------       -------
    Total adjustments...................................................................................    9,882         3,039
                                                                                                          -------       -------
    Net cash provided by operating activities...........................................................   12,507         9,743
                                                                                                          -------       -------
Cash flows from investing activities:
Capital expenditures....................................................................................      (69)         (437)
                                                                                                          -------       -------
    Net cash used in investing activities...............................................................      (69)         (437)
                                                                                                          -------       -------

Cash flows from financing activities:
Borrowings under lines of credit and proceeds from issuance of debt, net................................       --           463
Repayments under lines of credit and principal payments on debt.........................................      (98)           --
Distributions to members................................................................................   (4,951)       (7,809)
                                                                                                          -------       -------
    Net cash used in financing activities...............................................................   (5,049)       (7,346)
                                                                                                          -------       -------
Net increase in cash and cash equivalents...............................................................    7,389         1,960
                                                                                                          -------       -------
Cash and cash equivalents, beginning of period..........................................................      833         1,393
                                                                                                          -------       -------
Cash and cash equivalents, end of period................................................................  $ 8,222       $ 3,353
                                                                                                          -------       -------
                                                                                                          -------       -------

                        (all dollar amounts in thousands)


NOTE 1.  BASIS OF PRESENTATION

     The interim condensed financial statements included herein have been prepared by Highland Search Group, L.L.C. ("Highland") without audit. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although Highland believes that the disclosures are adequate to make the information presented not misleading.

     These statements reflect all adjustments, consisting of normal recurring adjustments which, in the opinion of management, are necessary for fair presentation of the information contained herein. It is suggested that these condensed financial statements be read in conjunction with the Highland financial statements and notes thereto included elsewhere herein. Highland follows the same accounting policies in preparation of interim financial statements.

     Results of operations for the interim periods may not be indicative of annual results.

     In addition, in September 1999 Highland entered into a Co-op Advertising Agreement with TMP, under which Highland agreed to provide $5 million in media advertising during that month. As a result, Highland recorded $4,485 in advertising costs relating to this agreement for the nine months ended September 30, 1999.

NOTE 2.  SUBSEQUENT EVENTS - ACQUISITION OF HIGHLAND SEARCH GROUP L.L.C.

     On October 21, 1999 Highland and TMP entered into a merger agreement whereby TMP acquired all of the membership interests of Highland in exchange for 699,333 shares of TMP common stock. The transaction was accounted for as a pooling of interests.